UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  April 7, 2004




                                ROTO-ROOTER INC.
             (Exact name of registrant as specified in its charter)




    Delaware                     1-8351                  31-0791746
(State or other           (Commission File Number)    (I.R.S. Employer
 jurisdiction of                                       Identification
   incorporation)                                        Number)




          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH    45202
               (Address of principal executive offices)          (Zip Code)



               Registrant's telephone number, including area code:
                                 (513) 762-6900

Item 5.  Other Events

             On April 7, 2004 Roto-Rooter, Inc. announced it is electing to optionally redeem its Convertible Junior Subordinated Debentures due 2030 and all shares of Convertible Preferred Trust securities and Common Securities of the Chemed Capital Trust.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                 c) Exhibits

                     (99.1) Registrant's press release dated April 7, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     ROTO-ROOTER INC.


Dated:   April 7, 2004               By:   /s/ Arthur V. Tucker, Jr.
        --------------                    --------------------------
                                          Arthur V. Tucker, Jr.
                                          Vice President and Controller




















                                   Page 2 of 2